BURLINGTON INDUSTRIES, INC.
                               DIRECTOR STOCK PLAN


1.       Purpose.

         The purpose of the Burlington Industries, Inc. Director Stock Plan (the "Plan") is to enable Burlington Industries, Inc. (the "Corporation") to attract and retain persons of outstanding competence to serve on the Corporation's Board of Directors (the "Board") and to encourage and enable members of the Board ("Directors") who are not employees of the Corporation or a related corporation to acquire or increase their proprietary interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the profitability, growth and shareholder value of the Corporation. This purpose will be carried out through the grant of shares of the common stock of the Corporation (the "Common Stock") to newly elected eligible Directors, the annual grant of stock units to eligible Directors and the opportunity for eligible Directors to defer receipt of all or a portion of their Cash Retainer Fees and receive additional stock units in lieu thereof.

2. Administration of the Plan.

         The Plan shall be administered by the Compensation and Benefits Committee (the "Committee") of the Board. Any action of the Committee may be taken by a written instrument signed by all of the members of the Committee and any action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly called and held. Subject to the provisions of the Plan and to the extent necessary to preserve the availability of an exemption under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for transactions by persons subject to Section 16 of the Exchange Act, the Committee shall have full and final authority, in its discretion, to take action with respect to the Plan including, without limitation, the authority to (i) determine the terms and provisions of Awards made pursuant to the Plan; (ii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iii) to construe and interpret the Plan, the rules and regulations, and to make all other determinations deemed necessary or advisable for administering the Plan.

3.       Effective Date.

         The effective date of the Plan shall be April 15, 1999 (the "Effective Date").

4.       Awards.

         An Award under the Plan shall be in the form of Restricted Stock or Units.

5.       Eligibility.

         An Award may be made only to a Director who is a Non-Employee Director on the date of grant of the Award. For purposes of the Plan, a "Non-Employee Director" means a Director who is not an employee or retiree of the Corporation or a related corporation (except that retirees or former employees who have engaged in subsequent unrelated employment may be considered Non-Employee Directors in the discretion of the Committee).

6.       Restricted Stock Awards.

(a)      Grant.

         Each Non-Employee Director shall receive a one-time Award of 1,500 shares of Common Stock (the "Restricted Stock") upon initial election or appointment to the Board. The Restricted Stock may be authorized but unissued shares or treasury shares of Common Stock. The provisions of this subsection may not be amended more than once every six months other than to comport with changes in the U. S. Internal Revenue Code, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations under either thereof.

(b)      Vesting.

         Subject to the provisions of subsection (e) of this Section 6, a Restricted Stock Award shall vest (become non-forfeitable) one year from the date of grant of the Award. Certificates representing Restricted Stock Awards shall be held by the Secretary of the Corporation and distributed to Non-Employee Directors upon vesting of the Award.

(c)      Stockholder Rights.

         At all times following the date the Award is granted, a Non-Employee Director shall have all rights as a stockholder with respect to such shares including, without limitation, the right to vote such shares as provided in the Corporation's Certificate of Incorporation and the right to receive any dividends on or distributions with respect to the Common Stock.

(d)      Restrictions.

         Shares of Common Stock delivered to Non-Employee Directors under the Plan may not be sold or transferred prior to the later of (i) such Non-Employee Director's completion of his or her service as a Non-Employee Director, or (ii) the date which is at least six months after acquisition of the Restricted Stock Award. Prior to becoming transferable as aforesaid, no Restricted Stock Award shall be anticipated, assigned, attached, garnished, optioned or made subject to any creditor's process, whether voluntarily or involuntarily or by operation of law. Any act in violation of this subsection shall be deemed void and without legal effect.

(e)      Termination of Service.

         If a Non-Employee Director terminated service as a Director prior to vesting of the Restricted Stock Award other than by reason of death or permanent physical or mental disability, such Director shall be entitled to receive, on a pro rata basis, the portion of the Restricted Stock Award attributable to such service through the Termination Date, provided that if such termination is voluntary on the part of the Non-Employee Director or is a removal of such Director for cause, all rights to any unvested Restricted Stock Award shall be forfeited. If such termination is caused by the Director's death or permanent physical or mental disability, the unvested Restricted Stock Award shall vest immediately, and the Director (or, in the case of death, his or her designated beneficiary or, if none is named, the estate of the Director) shall be entitled to receive the entire amount of such Restricted Stock Award.

7.       Units.

         An Award of Units shall entitle the recipient to a cash-only payment based on the value of the Common Stock. No actual shares of Common Stock shall be issued in connection with Awards of Units under the Plan, and no participant shall be entitled to receive shares of Common Stock pursuant to the grant of awards hereunder. The number of Units credited to a Director's Account pursuant to the Award of Units shall be fully vested at all times.

         (a)      Quarterly Grants.

         Each Non-Employee Director who is a member of the Board at any time during any fiscal quarter of the Corporation, beginning with the fiscal quarter in which the Effective Date occurs, shall receive a quarterly Award of Units (a "Quarterly Award") on the last day of each such the fiscal quarter (a "Quarterly Award Date"). The number of Units represented by each such Quarterly Award for each Non-Employee Director shall be equal to that number of whole or fractional shares of the Common Stock of the Corporation as may be purchased for $7,500 on the Quarterly Award Date (or, with respect to the initial Quarterly Award made for the fiscal quarter in which the Effective Date occurs, $15,000), based on the Fair Market Value (as defined in Section 8 of the Plan) of the shares.

(b)      Deferred Retainer Award.

         Each Non-Employee Director may elect to defer all or 50% of the retainer fee payable in cash to the Director (the "Cash Retainer Fee") by making a deferral election prior to the commencement of the calendar period for which such Cash Retainer Fee is payable or, with respect to Non-Employee Directors first elected after the beginning of a calendar year, within 30 days of the date he or she becomes a Non-Employee Director. Each Non-Employee Director who makes the deferral election shall receive in lieu of the Cash Retainer Fee an Award of Units (the "Deferred Retainer Award") on the Quarterly Award Date coincident with or next following the date as of which a Cash Retainer Fee otherwise would be paid. The Deferred Retainer Award shall equal the number of whole or fractional shares of the Common Stock of the Corporation as may be purchased for the amount of the deferred Cash Retainer Fee on the Quarterly Award Date, based on the Fair Market Value of the shares as determined on the Quarterly Award Date.

         (c)      Deferred Compensation Plan Election.

         Amounts previously deferred by Non-Employee Directors who had elected to defer payment of the Cash Retainer Fee pursuant to the Phantom Stock Deferral option as defined in the Burlington Industries, Inc. Deferred Compensation Plan for Non-Employee Directors shall be transferred to such Directors' Accounts under the Plan. Any Non-Employee Directors who previously deferred Cash Retainer Fees into the Cash Deferral option under such plan or under any other deferred compensation plans sponsored by the Corporation or its subsidiaries for its directors may make a one-time election to transfer such account balance to this Plan. Such election must be made by a Non-Employee Director on or within 30 days after the Effective Date or after the date such Director first is elected to the Board. A Director who makes such election shall receive as of the Quarterly Award Date coincident with or next following such election a Deferred Retainer Award equal to that number of whole or fractional shares of the Common Stock of the Corporation as may be purchased for the amount of the transferred account balance of the Director as of such Quarterly Award Date, based on the Fair Market Value of the shares as determined on such Quarterly Award Date.

         (d)      Dividend Equivalent Awards.

         Upon payment of any dividend with respect to the Common Stock, each Non-Employee Director shall be granted an Award of Units ("Dividend Equivalent Awards") calculated by (i) multiplying the number of Units credited to a Non-Employee Director as of the record date for such dividend by the dividend then paid on a share of the Common Stock, then
         (ii) dividing that result by the closing price per share of Common Stock on the New York Stock Exchange as reported in The Wall Street Journal for the trading day prior to the date the dividend is paid (the "Dividend Payment Date"). Dividend Equivalent Awards will be granted to each Non-Employee Director as of the Quarterly Award Date coincident with or next following the Dividend Payment Date to which the Dividend Equivalent Award relates.

         (e)      Director's Accounts.

         The Corporation shall establish an account for each Non-Employee Director (individually, a "Director's Account") to which the number of Units represented by each Quarterly Award, Deferred Retainer Award and Dividend Equivalent Award shall be credited.

         (f)      Settlement.

         Upon the date that the service of a Non-Employee Director as a member of the Board is terminated for any reason (the "Termination Date"), the Non-Employee Director (or the beneficiary in the event of the Director's death) shall be entitled to settlement of the number of Units credited to the Director's Account. The settlement shall occur on the Quarterly Award Date which follows by at least six months the last Award (other than a Dividend Equivalent Award) granted to the Non-Employee Director (the "Payment Date").

         The settlement shall be made in a cash lump sum payment (rounded to two decimals) equal to the Fair Market Value per share of Common Stock as determined on the Payment Date, multiplied by the number of Units then credited to the Director's Account; provided, that the Non-Employee Director may at least 90 days prior to the Termination Date elect to receive the settlement in annual cash installments (rounded to two decimals) for a period of up to ten years beginning on the Payment Date and continuing on the Quarterly Award Date for the same quarter each year during the payment period (an "Installment Payment Date"). The amount of each annual installment payment shall be calculated by (x) multiplying the Fair Market Value per share of Common Stock as determined on the Installment Payment Date by the number of Units credited to the Director's Account on the Payment Date (as increased by the Units credited to the Director's Account for Dividend Equivalent Awards and decreased by the number of Units for which payment has been made since the Payment Date), then (y) dividing that result by the number of installment payments remaining in the payment period
         (including  the  installment  payment due on such  Installment  Payment
         Date).

8.       Fair Market Value.

         For purposes of this Plan, the "Fair Market Value" per share of the Common Stock shall equal the average price per share (rounded to four decimals) of the last sale of such shares on the New York Stock Exchange as reported in The Wall Street Journal for the last five trading days immediately preceding the date for which value is to be determined, unless otherwise stated.

9.       Non-transferability of Awards.

         Awards shall not be transferable (including by pledge or hypothecation) other than by will, the laws of intestate succession or pursuant to a qualified domestic relations order (as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act ("ERISA") or the rules thereunder). The designation of a beneficiary does not constitute a transfer. To the extent required pursuant to Rule 16b-3 under the Exchange Act or any successor statute or rule, Awards granted under the Plan may not be settled or otherwise disposed of for a period of six months from the date of grant of the Award.

10.      Beneficiary.

         Each Non-Employee Director may designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards to which the Non-Employee Director is otherwise entitled in the event of death. In the absence of such designation by a Non-Employee Director, and in the event of the Non-Employee Director's death, the estate of the Non-Employee Director shall be treated as beneficiary for purposes of the Plan. The Committee shall have sole discretion to approve the form or forms of such beneficiary designation.

11.      Tax Obligations.

         To the extent required by applicable Federal, state or local law, the recipient of any Award shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding, income or employment tax obligations that may arise by reason of the Award.

12.      Unfunded Plan.

         The Plan is intended to be, for purposes of Titles I and IV of ERISA, an unfunded plan for the benefit of a selected group of non-employee management persons, and the Corporation shall not be required to segregate any assets that may at any time be represented by Units made under the Plan. Any liability of the Corporation to any person with respect to any Award made under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan, and no term or provision in the Plan shall be construed to give any person any security, interest, lien or claim against any specific asset of the Corporation. Neither a Non-Employee Director nor his beneficiary shall have any rights under the Plan other than as a general creditor of the Corporation.

13.      Effect on Service.

         Neither the adoption and operation of the Plan, nor the grant of Awards hereunder, shall confer upon any Non-Employee Director any right to continue in the service of the Corporation as a member of the Board or in any way affect the right of the Corporation to terminate the service of the Non-Employee Director at any time.

14.      Amendment or Termination.

         The Plan may be amended, suspended or terminated by action of the Board at any time; provided, that (i) such amendment, suspension or termination shall not, without the consent of a Director, adversely affect the rights of the Director with respect to an Award previously granted; and (ii) in any event, no amendment, suspension or termination shall operate to change any previously established settlement date (as provided in Sections 10 and 18 herein). The term of the Plan shall end on the effective date of termination of the Plan by the Board.

15.      Adjustment of Awards.

         If there is any change in the shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or a related corporation, or if the Board declares a stock dividend or stock split distributable in shares of Common Stock, or if there is a change in the capital stock structure of the Corporation or a related corporation affecting the Common Stock, the number of shares of Restricted Stock owned by a Director and the number of Units credited to a Director's Account shall be correspondingly adjusted, and the Committee shall make such adjustments to Awards or to any provisions of this Plan as the Committee deems equitable to prevent dilution or enlargement of Awards.

16.      Applicable Law.

         Except as otherwise provided herein, the Plan shall be construed and enforced according to the laws of the State of Delaware.

17.      Change of Control.

(a)      Accelerated Vesting/Settlement by Committee.

         Notwithstanding any other provision of the Plan, the Committee shall have the authority in its discretion to provide for the accelerated vesting and/or settlement of Awards in the event of a Change of Control or in the event of a determination by the Committee that a Change of Control may occur.

         (b)      Accelerated Settlement Election.

         Notwithstanding any other provision of the Plan, upon a Change of Control, a Non-Employee Director may elect to obtain settlement of the Units then credited to the Director's Account in the manner described in Section 10, treating for this purpose the date of the Change of Control as if it were the Termination Date of the Non-Employee Director. An election by a Non-Employee Director to obtain settlement pursuant to this Section 17 must be filed by the Non-Employee Director with the Committee at least six months prior to the Payment Date. Such an election will not affect the rights of the Non-Employee Director to continue participation in accordance with the terms of this Plan following the Change of Control.

         (c)      Definition of "Change of Control".

                  (i) the Corporation is merged or consolidated or reorganized into or with another corporation, person or entity, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then outstanding securities of such corporation, person or entity immediately after such transaction are held in the aggregate by the holders of Voting Stock (as that term is hereafter defined) of the Corporation immediately prior to such transaction;

                  (ii) the Corporation sells or otherwise transfers all or substantially all of its assets to any other corporation, person or entity, and less than a majority of the combined voting power of the then-outstanding securities of such corporation, person or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Corporation immediately prior to such sale or transfer;

                  (iii) there is a report filed on Schedule 13D or Schedule 14D-1 of the Securities Exchange Act of 1934, as amended (the " Exchange Act") by a person other than a person that satisfies the requirements of Rule 13d-1(b)(1) under the Exchange Act for filing such report on Schedule 13G, which report as filed discloses that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 under the Exchange Act) of securities representing 12.5% or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of Directors ("Voting Stock");

                  (iv) the Corporation files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A that a change in control of the Corporation has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

                  (v) if during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each Director first elected during such period was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of any such period.

                  Notwithstanding  the  foregoing  provisions of Clause (iii) or
                  (iv) hereof, a Change of Control shall not be deemed to have occurred for purposes of the Plan solely because (x) the Corporation, (y) an entity in which the Corporation directly or indirectly beneficially owns 50% or more of the voting securities, or (z) any Corporation-sponsored employee stock ownership plan or any other employee benefit plan of the Corporation (or any trustee of any such plan on its behalf), either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, or Form 8-K or Schedule 14A under the

                  Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 12.5% or otherwise, or because the Corporation reports that a Change of Control of the Corporation has or may have occurred or will or may occur in the future by reason of such beneficial ownership.



                  IN WITNESS WHEREOF, this Burlington Industries, Inc. Stock Plan has been executed in behalf of the Corporation effective as of the 15th day of April, 1999.

                                            BURLINGTON INDUSTRIES, INC.




                                            By: ________________________________
                                                   Chief Executive Officer

Attest:



---------------------------------
         Secretary


[Corporate Seal]